UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 1, 2014

Endeavour International Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32212	88-0448389
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

811 Main Street, Suite 2100, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 307-8700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 1, 2014, the Endeavour International Corporation (“Endeavour” or the “Company”) entered into a change in control termination benefits agreement (the “Agreement”) for Catherine L. Stubbs, Senior Vice President and Chief Financial Officer, effective January 1, 2014. The Agreement was approved by Endeavour’s Compensation Committee of its Board of Directors on December 11, 2013. Pursuant to the Agreement, if the executive’s employment is terminated within 24 months following a change in control by us without cause or by the executive for good reason, the executive shall be entitled to receive the following payments:

•	an amount equal to two times his/her annual base salary;

•	an amount equal to two times the executive’s average bonus for the prior three years in which the date of termination occurs;

•	a pro rata portion of his/her annual target bonus for the year in which such termination occurs;

•	a non-solicitation period of one year after the date of termination of employment; and

•	continuation of health benefits for a period of 18 months following the date of termination, with Endeavour continuing to pay the same portion of the premiums as it does for current employees.

Under the Agreement, payments to Ms. Stubbs will be reduced if doing so would avoid the imposition of the excise tax under Section 280G of the Internal Revenue Code. The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein.

Concurrently with the execution of the Agreement, Endeavour entered into an amendment to the change in control termination benefits agreement (the “Amendment”) between Endeavour and James J. Emme, Executive Vice President North America, effective January 1, 2014. The Amendment contained certain minor changes to align its terms with the Agreement, including the elimination of an excise tax gross-up for any excess parachute payments under Section 280G of the Internal Revenue Code.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment which is filed as Exhibit 10.2 to this Form 8-K and is incorporated herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1 — Change in Control Termination Benefits Agreement between the Company and Catherine L. Stubbs.

10.2 — First Amendment to Change in Control Termination Benefits Agreement between the Company and James J. Emme.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavour International Corporation

January 6, 2014	By:	/s/ Stanley W. Farmer

Name: Stanley W. Farmer
Title: Vice President and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

10.1	Change in Control Termination Benefits Agreement between the Company and Catherine L. Stubbs.
10.2	First Amendment to Change in Control Termination Benefits Agreement between the Company and James J. Emme.